Spirit of America
UTILITIES FUND

Summary Prospectus | April 29, 2024	Class A Shares Ticker: SOAUX
Class C Shares Ticker: SOCUX
Institutional Shares Ticker: SOIUX

Before you invest, you may want to review the Spirit of America Utilities Fund’s (the “Utilities Fund” or the “Fund”) prospectus, which contains more information about the Utilities Fund and its risks. You can find the Utilities Fund’s prospectus and other information about the Utilities Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390 -5565 or by sending an e-mail request to info@soafunds.com. The Utilities Fund’s prospectus and Statement of Additional Information, both dated April 29, 2024, and most recent report to shareholders, dated December 31, 2023, are all incorporated by reference into this Summary Prospectus.

Investment Objective:

The investment objective of the Utilities Fund is to provide investors current income and capital appreciation.

Fees and Expenses of the Utilities Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Utilities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Utilities Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Utilities Fund, the Spirit of America Energy Fund, the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, and the Spirit of America Income Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Utilities Fund’s prospectus and in the section titled “How to Purchase Shares” of the Utilities Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Institutional
	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional
	Shares	Shares	Shares
Management Fees	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.34%	2.93%	2.93%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.58%	4.92%	3.92%
Fee Waiver and/or Expense Reimbursements(3)	(1.03)%	(2.62)%	(2.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.55%	2.30%	1.30%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Utilities Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange—traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Utilities Fund’s financial highlights table.

(3)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, until April 30, 2025. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Utilities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Utilities Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$625	$1,146	$1,692	$3,178
Class C Shares — no redemption	$233	$1,244	$2,257	$4,797
Class C Shares — with redemption	$333	$1,244	$2,257	$4,797
Institutional Shares	$132	$954	$1,794	$3,974

Portfolio Turnover:

The Utilities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Utilities Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Utilities Fund’s performance. The Utilities Fund commenced operations on January 31, 2023, and therefore, annualized portfolio turnover is not available for a full fiscal year.

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Principal Investment Strategies:

The Utilities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. These are companies that are principally engaged in utilities operations such as providing electricity, natural gas, water, internet services, email (electronic mail), data communications, mobile and cellular infrastructure to the public. The Utilities Fund considers a company to be in or related to the utilities industry if, at the time of the investment, the Fund determines that at least 50% of the company’s assets or revenues are derived from one or more utilities or utility related functions. As part of its investment process, the Adviser seeks investment opportunities in the utility industry that may provide steady sources of current income and capital appreciation without incurring unnecessary risks. The Utilities Fund’s assets will be invested primarily in a diverse range of dividend paying common stocks within the utilities industry with sound and stable corporate structures. The Utilities Fund seeks to find utility companies that derive their revenue from utility operations with strong underlying value. The Utilities Fund seeks to select utility companies that have a proven dividend history with reliable cash flows.

In addition, the Utilities Fund may invest up to 20% of its net assets plus any borrowings in non-utility related investments, including (i) equity securities, including common stock, preferred stock and convertible preferred stock of non-utility related companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends; (ii) Master Limited Partnerships (“MLPs”), which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, often referred to as the energy infrastructure; and (iii) fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including taxable municipal bonds, income producing convertible securities and corporate bonds.

Principal Risks of Investing in the Utilities Fund:

An investment in the Utilities Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Utilities Fund’s share price may fluctuate within a wide range. There is no assurance that the Utilities Fund will achieve its investment objective. The Utilities Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Utilities Fund and different risks may be more significant at different times depending upon market conditions or other factors.

▪	Equity Securities Risk — Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

▪	Utility Industry Risk — The Utilities Fund’s investments in utility companies may be more susceptible to various factors, including government regulation, increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services or price volatility, including as a result of Russia’s invasion of Ukraine. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment

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or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings. The distribution side of the utilities industry also faces increased operational costs related to the natural aging of equipment and the related costs required to provide maintenance, upgrades or replacements to such equipment to insure safe and reliable utility operations.

▪	Market Risk — The market value of the Utilities Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Utilities Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, market manipulation and other fraudulent practices, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Utilities Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

▪	Concentration Risk — The Utilities Fund invests primarily in utility companies. This means that the Utilities Fund is concentrated in the utility industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

▪	Dividend Payment Risk — The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

▪	Foreign Securities Risk — The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war. These risks are more pronounced in the securities of companies located in emerging markets.

▪	Inflation Risk — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

▪	Interest Rate Risk — Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and recent inflationary price movements. Interest rates have begun to rise in response to these inflationary price movements and there is a possibility that interest rates will continue to rise in the future.

▪	Issuer Risk — The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

▪	Mid-Cap Company Risk — Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and

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their securities may be riskier than those issued by large-cap companies and harder to sell at a favorable time and price. Mid- cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

▪	MLP Risk — Investing in MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Utilities Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

▪	New Fund Risk — The Utilities Fund commenced operations on January 31, 2023. Investors bear the risk that the Utilities Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Utilities Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

▪	Portfolio Management Risk — The Utilities Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

▪	Regulatory Risk — The Utilities Fund’s investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation.
▪	“Return of Capital” Risk — The Utilities Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent. A distribution consisting of return of capital should not be considered as the dividend yield or total return of an investment. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.

▪	Small Cap Company Risk — Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Suitability:

An investment in the Utilities Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in utility companies. Investors should be willing to accept the risks and potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information:

The Utilities Fund commenced operations on January 31, 2023, and performance history will be presented for the Fund after it has been operational for a full calendar year. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports containing financial and performance information will be available to shareholders semi-annually. Updated performance information, current through the most recent month end, will be available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

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Investment Adviser:

Spirit of America Management Corp. (the “Adviser”).

Portfolio Managers:

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to day management of the Utilities Fund. Mr. Reilly has been the Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Reilly has been associated with the Adviser since 2015.

Douglas Revello serves as the Co-Portfolio Manager of the Utilities Fund. Mr. Revello has been the Co-Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Revello has been associated with the Adviser since 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Utilities Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum	Subsequent
	Initial	Minimum
	Investment	Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may purchase or redeem (sell) your shares of the Utilities Fund on each day that the NYSE is open for business. Transactions may be initiated by written request (Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by telephone or through wire transfer.

Taxes:

The Utilities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Utilities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Utilities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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